Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

(the “Agreement”)

Dated ________________________, 2020

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ____________________________ shares (“Shares”) of Common Stock, $0.01 par value per share, of CoJax Oil and Gas Corporation, a Virginia corporation, (“Corporation”) at a per share purchase price of US$2.00 per Share, being an aggregate payment of US$______________________ (the “Subscription Price”).

In. order to purchase the Shares, the full payment of the total Subscription Price must be either (1) wired to the Corporation account set forth in Attachment One hereto (“Account”) or (2) a check drawn on a U.S. Bank sent to the address in Attachment One hereto.  A certificate representing the Shares purchased hereunder will be sent to the Subscriber’s address below within two (2) business days after acceptance of this subscription by the Corporation and payment of the full Subscription Price in good funds on deposit in the Account.

The Shares have been registered under the Securities Act of 1933, as amended, on a Form S-1 Registration Statement as filed by the Corporation with the U.S. Securities and Exchange Commission or “Commission” on 28 September 2020 (Commission File Number 333-249080) (“Registration Statement”), which Registration Statement was declared effective by the Commission on October 9, 2020. This Agreement is preceded by or accompanied by a prospectus setting forth information about the Corporation and the Shares, which prospectus is part of the Registration Statement and sets forth important information on the business and financial affairs of the Corporation, the Common Stock of the Corporation and important risk factors about investing in the Shares.

The closing of the purchase of the Shares is conditioned upon compliance with applicable state securities laws for the domicile state of the Subscriber.

If Subscriber’s subscription is rejected, the entire Subscription payment received will be refunded in full to the Subscriber within five (5) business days of the rejection of the subscription.

Name of Subscriber printed below will be the name registered as the owner of record of the Shares in Corporation’s stock transfer and registrar book.

SUBSCRIBER’S SIGNATURE & INFORMATION

(Name of Subscriber - please print full legal name)

(Print Official Capacity or Title – if any - please print)

By:

                                    Authorized Signature

Print Mailing Address:___________________________________________________________

_____________________________________________________________________________

_______________________________________________________________

Telephone Number: _______________________________________________

Email Address:___________________________________________________

Facsimile Number (if any): _______________________________________

ACCEPTANCE - This Subscription Agreement is accepted by CoJax Oil and Gas Corporation, a Virginia corporation, as of __________________________________, 2020.

COJAX OIL AND GAS CORPORATION

By:______________________________________________________

Jeffrey Guzy, Chief Executive Officer

ATTACHMENT ONE:

Bank Name: Northwest Federal Credit Union

Bank Address: P.O. Box 1229, Herndon, VA 20172-1229

Bank Telephone Number: 844-709-8900

Account Holder Name:  CoJax Oil and Gas Corporation

Account Holder Address:  3033 Wilson Blvd., Suite E-605, Arlington, Virginia 22201

Account Holder Telephone Number: 703 216 8606

Account. Number: 1300022310075

ABA Routing Number: 256075025

Check Payment of Subscription Price should be payable to “CoJax Oil and Gas Corporation” and should be sent to:

CoJax Oil and Gas Corporation

3033 Wilson Blvd., Suite E-605, Arlington, Virginia 22201

ATTN: Wm. Barrett Wellman, CFO